UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2015

American Realty Capital Daily Net Asset Value Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-169821	27-3441614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The description of the Agreement (as defined below) contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 30, 2015, American Realty Capital Daily Net Asset Value Trust, Inc. (the “Company”) closed its sale of a FedEx Freight distribution facility (the “Property”) located in Chili, New York to Allegra Tribeca, Inc. (the “Buyer”) pursuant to the agreement for purchase and sale of real property, dated October 21, 2015, between ARC FECHLNY001, LLC, a wholly-owned subsidiary of the Company, and the Buyer (as amended, the “Agreement”), for a contract price of $23,590,000 (the “Disposition”). The Buyer does not have a material relationship with the Company, the Company’s operating partnership, sponsor or advisor or any of their respective affiliates, and the Disposition was not an affiliated transaction.

Also on November 30, 2015, the Company paid down a mortgage loan balance of $9.7 million, which was initially incurred upon the acquisition of the Property. The interest rate for the mortgage loan was fixed through an interest rate swap, which was simultaneously terminated. No penalty was incurred for the prepayment of the mortgage loan. In connection with the termination of the interest rate swap, the Company paid a swap termination fee of $0.1 million.

Item 9.01  Financial Statements and Exhibits.

The following unaudited pro forma consolidated financial information of the Company at September 30, 2015 illustrates the estimated effect of the Disposition, described in Item 2.01 above, as if it had occurred on that date.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the Disposition had occurred on the date indicated or been in effect during the pro forma period. The unaudited pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the quarter ended September 30, 2015 and on Form 10-K for the year ended December 31, 2014.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS

(Liquidation Basis)

September 30, 2015

(In thousands)

	Consolidated American Realty Capital Daily Net Asset Value Trust, Inc. (1)	FedEx Chili, NY Sale		Pro Forma American Realty Capital Daily Net Asset Value Trust, Inc.
ASSETS
Investments in real estate	$35,882	$(23,690	)(2)	$12,192
Cash	6,911	12,977	(3)	19,188
Restricted cash	152	-		152
Accounts receivable	107	-		107
Receivable from related party	955	-		955
Total assets	44,007	(10,713)		33,294

LIABILITIES
Mortgage notes payable	11,246	(9,716	)(4)	1,530
Note payable	5,000	-		5,000
Derivative settlement liability	154	(154	)(4)	-
Accounts payable and accrued expenses	347	(25	)(5)	322
Liability for estimated costs in excess of receipts during liquidation	1,947	(428	)(5)	1,519
Total liabilities	18,694	(10,323)		8,371

Net assets in liquidation	$25,313	$(390)		$24,923

(1)	As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.
(2)	Reflects the carrying value of the FedEx Chili, NY property as of September 30, 2015.
(3)	Reflects the net cash proceeds after the repayment of the mortgage loan realized upon the sale of the FedEx Chili, NY property.
(4)	Reflects the full repayment FedEx Chili, NY related mortgage loan and termination of the interest rate swap agreement related to the mortgage loan in connection with the FedEx Chili, NY property sale.
(5)	Reflects the carrying amount of certain estimated costs and receipts for the FedEx Chili, NY property.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(Liquidation Basis)

Period from September 1, 2015 to September 30, 2015

(In thousands)

	Consolidated American Realty Capital Daily Net Asset Value Trust, Inc. (1)	FedEx Chili, NY Sale (2)	Pro Forma American Realty Capital Daily Net Asset Value Trust, Inc.
Net assets in liquidation, beginning of period
Changes in net assets in liquidation:	$25,045	$(122)	$24,923
Change in liquidation value of investments in real estate	375	(375)	-
Remeasurement of liability for costs in excess of receipts during liquidation	(96)	96	-
Change in derivative settlement liability	(11)	11	-
Net increase in liquidation value	268	(268)	-
Liquidating distributions to holders of common stock	-	-	-
Changes in net assets in liquidation	268	(268)	-
Net assets in liquidation, end of period	$25,313	$(390)	$24,923

(1)	As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.
(2)	Adjustments have been made to eliminate the changes in net assets in liquidation attributable to our interest in the FedEx Chili, NY property, as if the disposition had occurred at the beginning of the period.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Going Concern Basis)

For the Eight Months Ended August 31, 2015

(In thousands)

	Consolidated American Realty Capital Daily Net Asset Value Trust, Inc. (1)	FedEx Chili, NY Sale (2)	Pro Forma American Realty Capital Daily Net Asset Value Trust, Inc.
Revenues:
Rental income	$1,835	$(1,012)	$823
Operating expense reimbursements	111	-	111
Total revenues	1,946	(1,012)	934
Operating expenses:
Property operating	142	(2)	140
General and administrative	1,040	-	1,040
Depreciation and amortization	1,291	(776)	515
Total operating expenses	2,473	(778)	1,695
Operating loss	(527)	(234)	(761)
Other income (expense):
Interest expense	(621)	286	(335)
Gain on sale of real estate	212	-	212
Other income	1	-	1
Total other expense	(408)	286	(122)
Net loss	$(935)	$51	$(884)

(1)	As reported in he Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.
(2)	Reflects the actual operating results for revenues and expenses for the eight months ended August 31, 2015 for the FedEx Chili, NY property.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Going Concern Basis)

For the Year Ended December 31, 2014

(In thousands)

	Consolidated American Realty Capital Daily Net Asset Value Trust, Inc. (1)	FedEx Chili, NY Sale (2)	Pro Forma American Realty Capital Daily Net Asset Value Trust, Inc.
Revenues:
Rental income	$2,668	$(1,519)	$1,149
Operating expense reimbursements	172	-	172
Total revenues	2,840	(1,519)	1,321
Operating expenses:
Property operating	205	(8)	197
Acquisition and transaction related	56	-	56
General and administrative	185	-	185
Depreciation and amortization	1,898	(1,164)	734
Total operating expenses	2,344	(1,172)	1,172
Operating income (loss)	496	(347)	149
Other income (expense):
Interest expense	(932)	429	(503)
Other income	1	-	1
Total other expense	(931)	429	(502)
Net loss	$(435)	$83	$(352)

(1)	As reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
(2)	Reflects the actual operating results for revenues and expenses for the year ended December 31, 2014 for the FedEx Chili, NY property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital Daily Net Asset Value Trust, Inc.

Date: December 4, 2015	By:	/s/ William M. Kahane
William M. Kahane Chief Executive Officer and President